UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2019

Viemed Healthcare, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38973	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 N. Luke St. Lafayette, Louisiana	70506
(Address of principal executive offices)	(Zip Code)

(337) 504-3802
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	VMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 19, 2019, Viemed, Inc., Sleep Management, L.L.C. and Home Sleep Delivered, L.L.C. (collectively, the “Borrowers”), subsidiaries of Viemed Healthcare, Inc. (the “Company”), entered into that certain Third Amendment (the “Third Amendment”) to Commercial Business Loan Agreement for Term Loans and Lines of Credit dated as of February 21, 2018 (as amended from time to time, the “Loan Agreement”) with Hancock Whitney Bank (the “Lender”).

Pursuant to the Third Amendment, the Loan Agreement was amended to, among other things, (i) provide for a commercial term note (the “Term Note”) in favor of the Lender in the principal amount of $5,000,000 and (ii) remove the financial covenant from the Loan Agreement requiring that the Borrowers maintain a minimum working capital amount.

The proceeds of the Term Note will be used for general working capital purposes. The Term Note matures on September 19, 2022 (the “Maturity Date”) and is secured by substantially all of the assets of the Borrowers.  The Term Note bears interest at a fixed rate equal to 4.60% per annum.   Principal and accrued interest will be due and payable in equal consecutive payments in the amount of $148,958.18, beginning October 19, 2019, and on the same day in each month thereafter until the Maturity Date.

The foregoing description of the Third Amendment and the Term Note is qualified in its entirety by reference to the Third Amendment and the Term Note, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the Third Amendment and the Term Note is also responsive to Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1
Third Amendment to Commercial Business Loan Agreement for Term Loans and Lines of Credit dated September 19, 2019, among Viemed, Inc., Sleep Management, L.L.C., Home Sleep Delivered, L.L.C. and Hancock Whitney Bank.

10.2	Commercial Term Note made by Viemed, Inc., Sleep Management, L.L.C., Home Sleep Delivered, L.L.C. to Hancock Whitney Bank, dated as of September 19, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2019

VIEMED HEALTHCARE, INC.

By:	/s/ Trae Fitzgerald
Trae Fitzgerald
Chief Financial Officer

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